Exhibit 10.1
EXECUTION VERSION

NEITHER THIS WARRANT, AS AMENDED, NOR THE SECURITIES FOR WHICH THIS WARRANT, AS AMENDED, IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THIS WARRANT, AS AMENDED, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, AS AMENDED, MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS WARRANT, AS AMENDED, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, AS AMENDED.

RADISYS CORP.
AMENDMENT NO. 1 TO
WARRANT
Warrant No. 1     Issuance Date: January 3, 2018
Amendment Date: March 30, 2018
RADISYS CORP, an Oregon corporation (the “Company”), and HCP-FVG, LLC (the “Holder”), hereby agree to amend the above-referenced Warrant as follows:
1. General. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the original Warrant.
2.     Amendment to Section 9(b) of the Original Warrant. Pursuant to Section 17(a) of the original Warrant, Section 9(b) to the original Warrant is hereby amended and restated in its entirety as follows:
(b)    Pro Rata Distributions. During such time as any obligations under the Note Purchase Agreement, or the promissory note or notes issued thereunder, remain outstanding or have not been irrevocably paid in full, the Company shall not make any distributions of Distributed Property (as defined below) to holders of Common Stock or set a record date for any such distribution. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (and not to all Holders of Warrants in respect of their ownership thereof) (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one (1) outstanding share of Common Stock, as determined by the Company’s independent certified public accountants that regularly examine the financial statements of the Company (an “Appraiser”). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. From and after the date that all obligations under the Note Purchase Agreement, and the promissory note or notes issued thereunder, have been irrevocably paid in full, as an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five (5) Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Warrant that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

3.     Miscellaneous.
(a)     References to Warrant and Effect of this Amendment No. 1. References in the original Warrant to “this Warrant” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof” and like expressions) shall be deemed to be references to the Warrant as modified by this Amendment No. 1. Except as specifically amended above, the Warrant shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(b)     Counterparts; Facsimile. This Amendment No. 1 to the original Warrant may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Facsimile and pdf signatures of the parties on this Amendment No. 1 to the original Warrant shall be deemed original signatures, and each party shall forward the original signed version of such document promptly following electronic transmission.
(c)     GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND

INTERPRETATION OF THIS AMENDMENT NO. 1 TO THE ORIGINAL WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF OREGON).

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to Warrant to be duly executed by its authorized officer as of the date first indicated above.

RADISYS CORP.

By: /s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer, Vice President of Finance and Corporate Secretary

Amendment No. 1 to Warrant Accepted and Agreed:

HCP-FVG, LLC

By: /s/ Martin M. Hale Jr.
Martin M. Hale Jr.
Authorized Signatory